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                                                                    EXHIBIT 32.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES OXLEY ACT OF 2002



This certification is provided pursuant to section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the annual report on Form 10-K (the "Form 10-K")for the year ended June 30, 2003 of Craftmade International, Inc. (the "Company").

I, James R. Ridings, the Chairman of the Board, President and Chief Executive Officer of the Company certify that, to my knowledge:

         1. the Form 10-K fully complies with the requirements of Section 13(a) or 15(d) as applicable,of the Securities Exchange Act of 1934; and

         2. the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Form 10-K


September 29, 2003                          /s/ James. R. Ridings
                                            ---------------------
                                            James R. Ridings
                                            Chairman of the Board,
                                            President and
                                            Chief Executive Officer

The foregoing certification is being furnished as an exhibit to the Form 10-K pursuant to Item 601(b) (32) of Regulation S-K and Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and, accordingly, is not being filed as part of the Form 10-K.



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